“The Strength of Working Together” Strategic Plan to Associates Presented by Jeffrey T. Bowman Tuesday, March 11, 2008 Exhibit 99.1

The Strength of Working Together
“Crawford & Company will be known as a target driven corporation that meets its promises to clients and shareholders.”
Jeffrey T. Bowman
President & CEO
March 11, 2008

Forward-Looking Statements
Disclaimer
This presentation is effective as of March 11, 2008.
Some of the matters discussed in this presentation include forward-looking statements that involve risks and uncertainties. The Company’s actual results achieved in future quarters may differ materially from results that might be implied by such forward-looking statements. The Company undertakes no obligation to publicly release any revisions to any forward-looking statement made in this presentation to reflect events or circumstances occurring after the date of this presentation, or to reflect the occurrence of unanticipated events.
For a complete discussion regarding factors which could affect the Company’s financial performance, please refer to the Company’s Form 10K for the year
December 31, 2006 (filed with the Securities and Exchange Commission) and for the year ended December 31, 2007 (which will be filed with the Securities and Exchange Commission on or before March 17, 2008), particularly the information under the headings “Business”, “Risk Factors”, “Legal Proceedings”, and “Management’s Discussion and Analysis of Financial Condition and Results
of Operations”.
March 11, 2008

The Strength of Working Together
Overview
The Strength of Working Together
2008 Objectives
Group Strategies for Achieving 2008 Objectives
Business Unit Strategies for Achieving 2008
Objectives
Summary
March 11, 2008

The Strength of Working Together
What It Means to Our Clients
Providing consistent quality solutions to clients on a
local, regional and global basis
Tailoring services to best fulfill clients’ needs and
requirements
Adding value to our clients financially, through greater
efficiencies, expertise, quality, and service
Building deep, lasting, mutually beneficial partnerships
March 11, 2008

The Strength of Working Together
What It Means to Our Associates
Dedication to, and accountability for, achieving the objectives of the organization
Striving to continually surpass the expectations of our customers
Bringing focus and passion to the business, adding value, and achieving excellence
Leveraging best practice, expertise and resources globally and across business units
Creating and reinforcing a team approach that facilitates
open and honest communication
Building and contributing to a performance driven workplace that promotes productivity, rewards excellence, and offers opportunities for personal and professional growth
March 11, 2008

The Strength of Working Together
What It Means to Our Investors
Delivering an attractive and sustainable return for
investors
Being a performance driven company that meets its
promises to clients and shareholders and thereby
continually earns the financial market’s respect
Executing a sound business strategy that results
in improved earnings, an increase in share price, and
restoration of our dividend
March 11, 2008

8 The Strength of Working Together What it Means for 2008: March 11, 2008

9 The Strength of Working Together Target Driven Improved Financial Results March 11, 2008

10 The Strength of Working Together Improved Financial Results Changes to Achieve Group Objectives Sustainable Performance Improvement Target Driven March 11, 2008

The Strength of Working Together
Improved
Financial
Results
Sustainable
Performance
Improvement
Business
Unit
Strategies
Improved Financial
Contribution Across
all Business Units
Target
Driven
Changes to
Achieve Group
Objectives
March 11, 2008

12 The Strength of Working Together 2008 Objectives Going forward we are focusing on three critical financial objectives: Revenue Operating Earnings Earnings Per Share March 11, 2008

13 The Strength of Working Together March 11, 2008

The Strength of Working Together
2008 Group Strategies
2008 Group Strategies
Global Executive Management Team
Global Executive Management Team
Experienced Team that is able to adapt quickly to the rapidly
Experienced Team that is able to adapt quickly to the rapidly evolving market conditions both locally and globally
evolving market conditions both locally and globally
Supports improved accountability through target driven
Supports improved accountability through target driven
performance
performance
New positions that provide global focus including Chief
New positions that provide global focus including Chief
Information Officer, Chief Strategy Officer and
Information Officer, Chief Strategy Officer and
Chief Administrative Officer
Chief Administrative Officer
Facilitates knowledge sharing across enterprise
Facilitates knowledge sharing across enterprise
March 11, 2008

The Strength of Working Together
Global Executive Management Team
Jeffrey T. Bowman
President
& CEO
Ian V. Muress
Property &
Casualty
EMEA & Asia
Pacific
Kevin Frawley
Property &
Casualty
Americas
David Isaac
Legal
Settlement
Administration
Dennis Replogle
Broadspire
Bruce Swain
Finance &
Treasury
Allen W. Nelson
Legal, Vendor
Management
& Shared
Services
Brian Flynn
Information &
Communication
Technology
Glenn Gibson
Strategy, Projects
& Development
Mike Reeves
Global Markets
Ken Martino
Broadspire
March 11, 2008

The Strength of Working Together
2008 Group Strategies
2008 Group Strategies
Expand and advance the key account management program
Expand and advance the key account management program
to further develop existing accounts while successfully
to further develop existing accounts while successfully
securing new accounts
securing new accounts
Ensure that our incentive plans build a results oriented
Ensure that our incentive plans build a results oriented
culture
culture
Leverage our global footprint –
Leverage our global footprint –
mobilize a flexible and
mobilize a flexible and
highly qualified workforce that is able to rapidly
highly qualified workforce that is able to rapidly
respond to clients’
respond to clients’
needs and business opportunities
needs and business opportunities
on a global basis
on a global basis
Continually innovate around distribution channels
Continually innovate around distribution channels
and product delivery to enhance the customer
and product delivery to enhance the customer
experience
experience
March 11, 2008

The Strength of Working Together
2008 Group Strategies
2008 Group Strategies
Continue the momentum of Broadspire by way of contribution
Continue the momentum of Broadspire by way of contribution
to results and expansion of the Broadspire brand
to results and expansion of the Broadspire brand
On a global basis, target and capitalize upon the industry
On a global basis, target and capitalize upon the industry
trend regarding the growth in volume contract claims services trend regarding the growth in volume contract claims services
Leverage the new national footprint, capabilities and
Leverage the new national footprint, capabilities and
technologies of Legal Settlement Administration
technologies of Legal Settlement Administration
Expand market penetration of Strategic Warranty Services
Expand market penetration of Strategic Warranty Services
by becoming the recognized solution for all key
by becoming the recognized solution for all key
components of warranty service within the building
components of warranty service within the building
and building components industries
and building components industries
Drive Contractor Connection as a competitive
Drive Contractor Connection as a competitive
advantage –
advantage –
2,500 contractors, largest direct
2,500 contractors, largest direct
repair TPA facility, proprietary network
repair TPA facility, proprietary network
March 11, 2008

18 The Strength of Working Together March 11, 2008

2008 Business Unit Strategies
2008 Business Unit Strategies
International Property & Casualty
International Property & Casualty
Continue targeted product and market share expansion –
Continue targeted product and market share expansion –
driving global sales and coordinating marketing initiatives to driving global sales and coordinating marketing initiatives to further promote profitable growth
further promote profitable growth
Continue growing claims adjusting while expanding
Continue growing claims adjusting while expanding
volume claim business
volume claim business
Advance our success in building a global Claims
Advance our success in building a global Claims
Management  Information System
Management  Information System
Leverage our international competitive advantage in
Leverage our international competitive advantage in
deploying a single consolidated claims services
deploying a single consolidated claims services
solution for global corporations
solution for global corporations
Capitalize on our industry reputation and Global
Capitalize on our industry reputation and Global
Technical Services in managing large claims
Technical Services in managing large claims
The Strength of Working Together
March 11, 2008

20 The Strength of Working Together March 11, 2008

2008 Business Unit Strategies
2008 Business Unit Strategies
US Property & Casualty
US Property & Casualty
Implement a revitalized and highly effective target marketing
Implement a revitalized and highly effective target marketing and sales management program
and sales management program
Enhance CMS2 to gain further efficiencies
Enhance CMS2 to gain further efficiencies
Expand Model Office throughout operations
Expand Model Office throughout operations
Calibrate business model to industry demands
Calibrate business model to industry demands
Leverage improved quality performance
Leverage improved quality performance
Continue to grow Contractor Connection and
Continue to grow Contractor Connection and
Crawford Central
Crawford Central
The Strength of Working Together
March 11, 2008

22 The Strength of Working Together March 11, 2008

2008 Business Unit Strategies
2008 Business Unit Strategies
Broadspire
Broadspire
Replace expected decrease in run-off with new business wins
Replace expected decrease in run-off with new business wins
Implementation of RiskTech
Implementation of RiskTech
fourth quarter
fourth quarter
Grow unbundled business
Grow unbundled business
-
-
Leverage Existing Products and Services
Leverage Existing Products and Services
-
-
Dedicated Sales Team
Dedicated Sales Team
-
-
Grow Existing Accounts
Grow Existing Accounts
Accelerate claim file closings through improved claim
Accelerate claim file closings through improved claim
inventory management
inventory management
Brand globalization
Brand globalization
The Strength of Working Together
March 11, 2008

24 The Strength of Working Together March 11, 2008

2008 Business Unit Strategies
2008 Business Unit Strategies
Legal Settlement Administration
Legal Settlement Administration
Increase new client revenue and penetration of existing
Increase new client revenue and penetration of existing
clients through expanded office network and sales force
clients through expanded office network and sales force
Leverage bankruptcy expertise to capitalize on an anticipated
Leverage bankruptcy expertise to capitalize on an anticipated increase in bankruptcy filings
increase in bankruptcy filings
Deliver services more efficiently and cost effectively
Deliver services more efficiently and cost effectively
–
–
building on process improvements and enabling
building on process improvements and enabling
technologies
technologies
Being well positioned to benefit from an expected
Being well positioned to benefit from an expected
increase in class action suits
increase in class action suits
The Strength of Working Together
March 11, 2008

The Strength of Working Together
Strategic Tracking Program
A relentless dedication to outstanding execution
Each strategic action and intention translated into monthly, measurable, objectives and outcomes
Systematic tracking of interim milestones better enables
leadership control and proactive decision making
Reinforces accountability, results orientation and strategic success throughout the year
Provides an effective and more detailed map for the enterprise and each business unit in achieving 2008 objectives
March 11, 2008

The Strength of Working Together
Summary
Crawford will be a target driven organization
Crawford will consistently deliver a quality product
Crawford will achieve significant and sustainable improvement in financial results
Crawford will use its competitive advantage to achieve improved earnings, increasing share price, and restoration of the dividend
Crawford will drive investments in the business and past
acquisitions to increase the bottom line
Crawford will apply its unmatched capabilities and competitive advantage across the globe
Crawford will be the organization of choice to work for,
to do business with, and to invest in
March 11, 2008

28 The Strength of Working Together Questions ? Send to info@us.crawco.com March 11, 2008